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                                                         SEC FILE NOS. 033-02610
                                                                       811-04550


                               THE MAINSTAY FUNDS

                         Supplement Dated June 30, 2004
                      to the Prospectus Dated March 1, 2004

Effective June 30, 2004, this Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") of The MainStay Funds ("Trust") relating to the MainStay Equity Index Fund (the "Fund"). You may obtain a copy of the Prospectus or the Trust's Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054. The Fund is closed to new investors and new share purchases.

1. The Staff of the U.S. Securities and Exchange Commission ("SEC") has raised concerns relating to the guarantee feature (as described in the Prospectus, the "Guarantee") and fees and expenses of the Fund, as well as the related Guarantee disclosure to Fund shareholders. NYLIM and the Fund are currently seeking to resolve the SEC Staff's concerns regarding these matters, although there can be no assurance at this time as to the outcome of these efforts.

2. The information provided in the first paragraph of the section entitled, "The Equity Index Fund Guarantee" on page 102 of the Prospectus, regarding the Guarantee, is hereby deleted and replaced with the following:

     NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the prospectus. Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.



            Please Retain This Supplement For Your Future Reference.
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                                                         SEC FILE NOS. 033-02610
                                                                       811-04550


                               THE MAINSTAY FUNDS

                      Supplement Dated June 30, 2004 to the
             Statement of Additional Information Dated March 1, 2004


Effective June 30, 2004, this Supplement updates certain information contained in the above-dated Statement of Additional Information ("SAI") of The MainStay Funds ("Trust") relating to the MainStay Equity Index Fund (the "Fund"). You may obtain a copy of the SAI or the Trust's Prospectus free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Trust's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054. The Fund is closed to new investors and new share purchases.

The information provided in the first paragraph of the section entitled, "The Equity Index Fund Guarantee" on page 12 of the SAI, regarding the guarantee feature of the Fund, is hereby deleted and replaced with the following:

     NYLIFE LLC ("NYLIFE"), a wholly-owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Equity Index Fund (the "Guarantee") that if, on the business day immediately after ten years from the date of purchase (the "Guarantee Date"), the net asset value ("NAV") of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period ("Guaranteed Share"), is less than the price initially paid for the Fund share ("Guaranteed Amount"), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. For the services that NYLIM and its affiliates provide to the Fund, they receive the fees described in the prospectus. Neither NYLIM nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee.


            Please Retain This Supplement For Your Future Reference.